THRIVENT MUTUAL FUNDS


                                                  Form N-SAR for
                                           Fiscal Period Ended 10-31-06


                                                 INDEX TO EXHIBITS

EXHIBIT NO.  ITEM


1.           Report on internal control by Independent Public
Accountants. (Item 77.B.)

2.           Results of Special Shareholder Meetings Thrivent
Mutual Funds. (Item 77.C.)

3.           Transactions Effected Pursuant to Rule 10f-3
For 12-month period ending October 31, 2006. (Item 77.O.)